UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 5, 2008

ACTIVISION BLIZZARD, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15839	95-4803544
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 Ocean Park Boulevard, Santa Monica, CA		90405
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (310) 255-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is being submitted to add a transcript of portions of the conference call conducted by Activision Blizzard, Inc. (the “Company”) on November 5, 2008 in conjunction with the press release referred to below.

The text of the Form 8-K originally submitted on November 5, 2008 is amended and restated as follows:

Item 2.02.	Results of Operation and Financial Condition.

On November 5, 2008, the Company issued a press release announcing results for the Company for the fiscal quarter ended September 30, 2008. A copy of the press release is attached hereto as Exhibit 99.1.  As previously announced, the Company hosted a conference call and Webcast in conjunction with that release.  A transcript of portions of the conference call relating to the Company’s results of operations and financial condition for the three and nine months ended September 30, 2008 is attached hereto as Exhibit 99.2.

Certain Information Not Filed.  The information in this Item 2.02 and Exhibits 99.1 and 99.2 attached to this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall this Item 2.02 or such Exhibits 99.1 or 99.2 or any of the information contained therein be deemed incorporated by reference in any filing under the Securities Exchange Act of 1934 or the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated November 5, 2008 (furnished not filed) *

99.2	Portions of Transcript of Conference Call held November 5, 2008 (furnished not filed)

*     No changes have been made to Exhibit 99.1 from the version originally included in the Form 8-K submitted by the Company on November 5, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 10, 2008	ACTIVISION BLIZZARD, INC.

	By:	/s/ Thomas Tippl
Thomas Tippl
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated November 5, 2008 (furnished not filed) *

99.2	Portions of Transcript of Conference Call held November 5, 2008 (furnished not filed)

*     No changes have been made to Exhibit 99.1 from the version originally included in the Form 8-K submitted by the Company on November 5, 2008.